                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 29, 2000

                           SAFEGUARD SCIENTIFICS, INC.
                 (Exact name of registrant specified in Charter)



      PENNSYLVANIA                  001-5620                      23-1609753
     (State or other              (Commission                   (IRS Employee
     jurisdiction of              File Number)               Identification No.)
     incorporation)



                   435 DEVON PARK DRIVE
                        BUILDING 800                                 19087
                     WAYNE, PENNSYLVANIA                            Zip Code
          (Address of principal executive offices)



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (610) 293-0600

                                 Not Applicable
         (Former name and former address, if changed since last report)

Item 5.  Other Events.

                  (a) On February 29, 2000 the Company issued a press release announcing a three-for-one stock split on its Common Stock effected in the form of a stock dividend to holders of record on March 13, 2000 and the filing of a registration statement for an underwritten public offering of Common Stock of the Company. The press release is filed as
         Exhibit 99-1 hereto.

                  (b) On February 29, 2000, the Company issued a press release concerning the appointment of Gerald Blitstein to senior vice president and chief financial officer of the Company. The press release is filed as Exhibit 99-2 hereto.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits.

                  Exhibit No.                   Exhibit
                  -----------                   -------

                  99-1               Press Release dated February 29, 2000.

                  99-2               Press Release dated February 29, 2000.

                                    Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SAFEGUARD SCIENTIFICS, INC.



                                          By:      /s/  JAMES A. OUNSWORTH
                                                  ------------------------------
                                                  Name: James A. Ounsworth
                                                  Title:   Senior Vice President

Dated:  March 1, 2000

                                  EXHIBIT INDEX

Page No.       Exhibit No.                      Exhibit
--------       -----------                      -------

                  99-1           Press Release dated February 29, 2000.

                  99-2           Press Release dated February 29, 2000.